1 GLOBE LIFE INC. NON-QUALIFIED STOCK OPTION GRANT AGREEMENT GLOBE LIFE INC. (the “Company”) hereby grants non-qualified stock options in the amount and with the exercise price specified below (the "Option") upon the terms and conditions hereinafter set forth. 1. Stock Incentive Plan/Consideration. The Option is granted under the provisions of the Globe Life Inc. 2018 Incentive Plan (the “Plan”), as a non-qualified option and is subject to the terms and provisions of the Plan and in return for Optionee’s promises contained herein. By accepting the Option, the Optionee shall be deemed to have agreed to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms used but not defined herein shall have the meanings given them in the Plan which is incorporated by reference herein. 2. Option Period. The Option will vest in accordance with the vesting schedule below. Notwithstanding any other provision of this Agreement, if the Option is not exercised with respect to all Shares prior to seven (7) years from the Grant Date, the Option shall terminate and the parties hereto shall have no further rights or obligations hereunder. For the purposes of this agreement, "Option Period" shall mean the seven (7) year period commencing on the Grant Date. 3. Method of Exercise. The Option may be exercised in whole or in part at any time during the Option Period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Compensation Committee of the Globe Life Inc. Board of Directors (the "Committee"). Payment in full or in part may also be made in the form of unrestricted stock already owned by the Optionee (based on the fair market value of the stock on the date the Option is exercised). The Optionee shall have the rights to dividends or other rights of a stockholder with respect to the Shares subject to the option when the Optionee has given written notice of exercise and has paid in full for such Shares. 4. Transferability of Option. The Option may be transferred by the Optionee to members of the Optionee’s Immediate Family (the children, grandchildren or spouse of the Optionee), to one or more trusts for the benefit of such Immediate Family members or to one or more partnerships where such Immediate Family members are the only partners if (i) the Optionee has received express written approval of such transfer from the Committee and (ii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Except as provided in the foregoing sentence, the Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. 5. Termination by Death. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate terminates by reason of death (or if Optionee dies following termination of employment by reason of disability or retirement at or after age 65), the Option shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, during the period ending on the expiration of the stated term of the Option. 6. Termination by Reason of Disability. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of Disability, the Option shall

2 be immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of the Option. 7. Termination by Reason of Retirement. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of Retirement at or after age 65, the Option shall become immediately exercisable (the “Retirement Acceleration”) and may thereafter be exercised during the period ending on the expiration of the stated term of the Option. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of Retirement at or after age 55, the Option shall terminate upon the expiration of the stated term of the Option. In the event of Retirement at or after age 55, there shall be no acceleration of vesting of the Option, but the Option shall continue to vest in accordance with its regular schedule and may thereafter be exercised during the period ending on the expiration of the stated term of the Option (the “Continued Vesting Shares”); provided that the Participant’s Retirement occurs after the first anniversary of the Grant Date. 8. Termination for Cause. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is terminated for Cause, or the Committee determines that the Optionee has engaged in conduct that would be grounds for termination with Cause, the Option shall be immediately forfeited to the Company upon the giving of notice of termination of employment, and any Shares issued upon exercise of the Option shall be subject to recoupment by the Company based upon a determination by the Committee that recoupment is necessary to recover economic loss associated with the termination with Cause. Any such determination shall be made by the Committee in its sole and absolute discretion. 9. Qualifying Termination. Notwithstanding Section 10, if Optionee is designated as an Eligible Executive under the Globe Life Inc. Executive Severance Plan and if the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is terminated due to a Qualifying Termination as such term is defined in the Globe Life Inc. Executive Severance Plan and Section 7 does not apply, the Option shall terminate three (3) years from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. In the event of such Qualifying Termination, there shall be no acceleration of vesting, but the Option shall continue to vest in accordance with its regular schedule and may only be exercised to the extent it is or becomes exercisable prior to such Qualifying Termination. 10. Other Termination. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is involuntarily terminated by the Optionee's employer without Cause, the Option shall terminate three (3) months from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is voluntarily terminated for any reason, the Option shall terminate one (1) month from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. In the event of involuntary termination without Cause or voluntary termination, there shall be no acceleration of vesting, but the Option shall continue to vest in accordance with its regular schedule and may only be exercised to the extent it is or becomes exercisable prior to such termination. 11. Noncompetition/Confidentiality/Nonsolicitation. Upon Participant’s separation from employment from the Company for any reason for a period of two (2) years from the date of such separation or in the event of termination under circumstances that entitle him to Retirement Acceleration or Continued Vesting Shares, during the remaining vesting period prior to the Vesting Date, whichever is longer (the “Restriction Period”), Participant agrees not to engage or

3 participate, directly or indirectly, including but not limited to as an employee, consultant, advisor, contractor, partner, owner or otherwise, in a competing business, which is one that provides the same or substantially similar products or services as the Business with which Participant was involved. “Business” is defined as product development, marketing, sales and servicing of life insurance, health insurance and annuity products through captive agents, independent agents and direct response marketing channels. Life insurance includes individual life or group life, with or without return-of-premium benefit. Health insurance includes accidental death or supplemental health insurance products, with or without return-of premium benefits, including cancer, critical illness, hospital indemnity, Medicare supplement. Annuity includes deferred annuities or single premium immediate annuities. (All of the foregoing are referred to collectively as the “Business”). Participant further agrees that he will not serve as a Board member for any company that provides the same or similar products or services as the Business. Participant also agrees and understands that this noncompetition agreement extends to competition in any state in which Participant worked or directed work for the Company (referred to as the “Restricted Area”). Participant acknowledges that the Restricted Area, scope of prohibited activities, and the Restriction Period are reasonable and are no broader than are necessary to protect Company’s legitimate business interests. Participant also acknowledges that the Company would not be providing the benefits set forth in this Agreement but for Participant’s covenants and promises contained in this Section. Participant further agrees that during the non-competition term, Participant shall immediately notify the Company in writing of any employment, work, or business he undertakes with or on behalf of any person (including himself) or entity other than the Company and acknowledges and agrees that the Company may place Participant’s future employer on notice of the Participant’s post-employment obligations. Participant further expressly agrees and understands that the Company has disclosed confidential, proprietary and/or trade secret information to Participant. Participant agrees that he will not utilize nor disclose to any third party any of the Company’s confidential, proprietary or trade secret information at any time in the future. In consideration of the Company disclosing such information to Participant and/or for the consideration provided to Participant by the Company in this Agreement, which Participant acknowledges is sufficient and reasonable consideration, Participant has agreed to the non-competition provisions set forth herein. In addition, due to the type of information to which Participant has been given access, there are some types of future employment in which Participant would inevitably use and disclose confidential and proprietary information in violation of Participant’s promises. Therefore, Participant acknowledges as part of this agreement the potential for such unauthorized inevitable disclosure and agrees that the non-competition provisions set forth herein are necessary and reasonable. Notwithstanding any other provision of this Agreement, nothing herein shall prohibit Participant from reporting possible violations of federal law or regulation to any governmental agency or entity or making other disclosures that are protected pursuant to federal law or regulation. Prior authorization from the Company is not required in order to make any such reports or disclosures and Participant is not required to notify the Company that such reports or disclosures have been made. IMMUNITY NOTICE. Pursuant to the Defend Trade Secrets Act of 2016, Participant may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and solely for the purpose of reporting or investigating a suspected violation of the law; or is made in a complaint or other document filed in a lawsuit or

4 other proceeding, if such filing is made under seal. Should any provision in this Agreement conflict with this provision, this provision shall control. Participant also agrees that during the Restriction Period he will not solicit the clients or customers of the Company in order to request or advise such clients or customers to end, change or curtail their business relationship with the Company. In addition, Participant agrees that during the Restriction Period he will not solicit any employee of the Company in order to request or advise any such employee to end, change or curtail their employment relationship with the Company. If for any reason any court of competent jurisdiction finds any provision of this Section to be unreasonable in duration or scope or otherwise, Company and Participant agree that the court shall reform restrictions and prohibitions contained in this Section so that they shall be effective to the fullest extent allowed under applicable law. Each covenant set forth in this Section shall survive the termination of this Agreement and Participant’s employment for any reason and shall be construed as an agreement independent of any other provision of this Agreement. Participant acknowledges and agrees that the covenants, obligations and agreements of Participant contained in this Section concern special, unique and extraordinary matters and that a violation of any of the terms of these covenants, obligations or agreements will cause Company irreparable injury for which adequate remedies at law are not available. Therefore, Participant agrees that Company will be entitled to an injunction, restraining order, or any other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Participant from committing any violation of the covenants, obligations or agreements referred to in this Agreement. These injunctive remedies are cumulative and in addition to any other rights and remedies Company may have against Participant. In addition, Participant agrees that if the terms of this Section are violated or if the terms of this Section are determined to be unenforceable by any court of competent jurisdiction, Participant shall forfeit and not be entitled to receive Retirement Acceleration or the Continued Vesting Shares herein. The Company shall be relieved from any obligation to provide Participant with Retirement Acceleration or the Continued Vesting Shares. If Participant has already received the Retirement Acceleration or the Continued Vesting Shares, Participant agrees to repay the Company the value of the Retirement Acceleration or the Continued Vesting Shares on the date it was received by Participant upon five (5) days written notice. 12. Shares Listed on the Exchange. The Shares for which the Option is hereby granted shall have been listed on the New York Stock Exchange at the time the Option is exercised. 13. Shares May be Newly Issued or Purchased. The Shares to be delivered upon exercise of the Option shall be made available, at the discretion of the Company, either from authorized but previously unissued Shares or from Shares held in the treasury of the Company. 14. Adjustment of Shares for Recapitalization. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the number and price of Shares. 15. Payment of Taxes. The Optionee shall, no later than the date as of which the value of any portion of the Option first becomes includable in the Optionee’s gross income for Federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the

5 Committee, in its sole discretion, regarding payment of, the Federal, state, local or FICA taxes of any kind required by the law to be withheld with respect to the Option. The obligations of the Company under this Agreement shall be conditional on such payment or arrangements. The Optionee may elect, subject to the approval of the Committee, to satisfy the Optionee’s Federal, and where applicable, FICA, state and local tax withholding obligations arising from all awards by the reduction in an amount necessary to pay any such withholding tax obligations, of the number of Shares of stock or amount of cash otherwise issuable or payable to said Optionee upon the issuance of Shares or payment of cash in respect of an Option. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such withholding taxes owed by an Optionee who is not subject to Section 16 of the 1934 Act from any payment of any kind otherwise due to said Optionee. 16. Headings. The headings contained herein are for convenience of reference only, do not constitute a part of this Grant Agreement and shall not be deemed to limit or affect any of the provisions hereof. 17. Notices. Any notices required by or permitted to be given to the Company under this Agreement shall be made in writing and addressed to the Secretary of the Company in care of the Company's Legal Department, 3700 South Stonebridge Drive, McKinney, Texas 75070. Any such notice shall be deemed to have been given when received by the Company. 18. Recoupment. Options awarded hereunder are subject to the Globe Life Inc. Clawback Policy as it may be amended or revised (the “Clawback Policy”). Any Options awarded hereunder may be cancelled or forfeited and any shares of Stock issued upon exercise of the Option shall be subject to forfeiture and recoupment by the Company based on a later determination that recoupment is required under the Clawback Policy. Any such determination by the Committee (in its sole discretion) shall be deemed a failure by the Participant to meet conditions precedent to payment of the Award and render the payment subject to recoupment. 19. Governing Law/Venue. All questions pertaining to the construction, regulation, validity and effect of the provisions of this Agreement shall be determined in accordance with the laws of the State of Texas. In addition, Participant and Company agree that any disputes or claims concerning or relating to the terms and provisions of this Agreement shall be filed in Collin County, State of Texas or the United States District Court for the Eastern District of Texas.

6 Company Name Globe Life Inc. Plan Participant Id Participant Name Participant Address Grant/Award Type Grant Amount Grant/Exercise Price Grant/Award Date VESTING SCHEDULE Vesting Date [No. of Shares] Percent